UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_________

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): October 10, 2014

J. C. PENNEY COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-15274	26-0037077
(State or other jurisdiction of incorporation )	(Commission File No.)	(IRS Employer Identification No.)

6501 Legacy Drive Plano, Texas	75024-3698
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:  (972) 431-1000

 Not Applicable
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) and (d)    Effective November 1, 2014, J. C. Penney Company, Inc. (the “Company”) has elected Marvin R. Ellison, 49, as President and CEO-Designee and a Director of the Company. Mr. Ellison will become Chief Executive Officer of the Company on August 1, 2015. A copy of the press release announcing Mr. Ellison’s election is attached hereto as Exhibit 99.1.

Mr. Ellison is joining the Company from The Home Depot, Inc. (“Home Depot”), where he most recently served as Executive Vice President – U.S. Stores since 2008. Prior to 2008, Mr. Ellison served in positions of increasing importance with Home Depot since 2002, including President – Northern Division from 2006 to 2008; Senior Vice President – Logistics from 2005 to 2006; Vice President – Logistics from 2004 to 2005; and Vice President – Loss Prevention from 2002 to 2004. Prior to joining Home Depot, he spent 15 years with Target Corporation, where he served in a variety of operational roles. Mr. Ellison currently serves as a director of FedEx Corporation and served as a director of H&R Block, Inc. from 2011 to 2014.

In connection with his employment, Mr. Ellison and the Company entered into a letter agreement dated October 10, 2014 describing certain terms of his employment. A copy of the letter agreement is filed herewith as Exhibit 10.1 and incorporated herein by reference. As an executive officer of the Company, Mr. Ellison will be eligible to enter into the Company’s standard form of indemnification agreement, a copy of which was filed as Exhibit 10(ii)(ab) to the Company’s Annual Report on Form 10-K for the fiscal year ended January 26, 2002, and to participate in the J. C. Penney Corporation, Inc. 2011 Change in Control Plan, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated June 14, 2011.

Mr. Ellison and the Company have not entered into an employment agreement. There are no arrangements or understandings between Mr. Ellison and any other person pursuant to which he was elected as an executive officer or director of the Company. He will not serve on any committees of the Board of Directors or receive any directors’ fees.

In connection with his employment, Mr. Ellison will receive base salary, annual incentive compensation, and long-term incentive awards as set forth in the letter agreement. In addition, as an inducement to join the Company and in relinquishment of outstanding awards forfeited with his current employer, he will receive an inducement grant of time-based restricted stock unit awards and a one-time cash signing bonus, also as set forth in the letter agreement. Mr. Ellison will also be entitled to certain severance benefits in the event his employment is involuntarily terminated without cause or he voluntarily terminates employment for good reason as set forth in his Executive Termination Pay Agreement, the form of which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibit 10.1	Letter Agreement dated October 10, 2014 between J. C. Penney Company, Inc. and Marvin R. Ellison
	Exhibit 10.2	Form of Executive Termination Pay Agreement between J. C. Penney Company, Inc. and Marvin R. Ellison
	Exhibit 99.1	J. C. Penney Company, Inc. Press Release dated October 13, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
J. C. PENNEY COMPANY, INC.

By: /s/ Janet Dhillon
Janet Dhillon
Executive Vice President,
General Counsel and Secretary

Date: October 14, 2014

EXHIBIT INDEX

Exhibit Number	Description

10.1	Letter Agreement dated October 10, 2014 between J. C. Penney Company, Inc. and Marvin R. Ellison

10.2	Form of Executive Termination Pay Agreement between J. C. Penney Company, Inc. and Marvin R. Ellison

99.1	J. C. Penney Company, Inc. Press Release dated October 13, 2014